Exhibit 99.1

Addressing the Multibillion - Dollar Injectable Drug Markets with Oral Formulations March 2021

2 Safe Harbor Certain statements contained in this material are forward - looking statements . These forward - looking statements are based on the current expectations of the management of Oramed only, including with respect to clinical trials, milestones and the potential benefits of Oramed's products, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs ; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates ; competition from other pharmaceutical or biotechnology companies ; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward - looking statements . Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission, which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward - looking statements . Oramed undertakes no obligation to update or revise any forward - looking statements .

3 Oramed Snapshot ▪ Proprietary oral protein delivery platform ▪ Diabetes first - initially targeting the lucrative insulin market ▪ Robust pipeline leveraging IP portfolio for additional significant market opportunities ▪ Strong financial position over $ 56 M in cash and investments, no debt 1 ▪ Experienced management team backed by world - class scientific experts ▪ Multiple value - creation events for 2021 ▪ NASDAQ/TASE: ORMP 1 As of February 28 , 2021

4 Proprietary Technology for Oral Drug Delivery Harsh pH Stomach acidity cleaves and shreds protein Protease attack Proteases attack and break down proteins Absorption barrier Therapeutic proteins fail to be absorbed via the intestinal wall (barrier) Proteins and Peptides do Not Survive the Digestive System pH shield Sensitive enteric coating protects capsule contents before entering small intestine Protease protection Protease inhibitors protect the active agent Absorption enhancement Assists the permeation of proteins/peptides across intestinal membrane and into bloodstream Oramed Technology Protects Drug Integrity and Increases Absorption

5 Phase 2 Phase 3 Multiple Clinical - Stage Programs ORMD - 0801 (Oral Insulin) Type 1 & 2 Diabetes ORMD - 0801 (Oral Insulin) NASH ORMD - 0901 (Oral GLP - 1) Type 2 Diabetes Phase 1 Exploratory Studies Leptin (T 1 DM – PD: glucose and glycogen reduction; PK)

Diabetes: Millions of diabetics inject insulin today and wish for oral dosage

7 1 in 1 1 Adults on the Planet Have Diabetes every 6 SECONDS 1 adult dies from diabetes 4 M deaths in 2017 https://www.idf.org/e - library/epidemiology - research/diabetes - atlas/ 159 - idf - diabetes - atlas - ninth - edition - 2019 .html WORLD 463 M People live with diabetes PREVALENCE 9 . 09% 20 19 2045 MILLION expected increase: + 237 healthcare 10 % spent on diabetes In 2019 diabetes expenditure reached US $ 760 billion

ORMD - 0801: Oral Insulin

9 ORMD - 0801 - Flagship Product for Oral Treatment of Diabetes > 900 study subjects > 10,000 human doses No Serious Drug - Related Adverse Events

10 The Drawbacks of Injected Insulin vs. the Advantages of Oral Insulin ENDOGENOUS INSULIN produced by the pancreas and delivered to the body via the liver portal vein liver small intestine stomach To systemic circulation Oral insulin , like natural insulin, is delivered first to the liver, resulting in: x Better blood glucose control x Reduced hypoglycemia x Reduced hyperglycemia x No weight gain Injected Insulin introduced directly to the bloodstream, with only a fraction of it reaching the liver. This can cause excess sugar to be stored in fat and muscle which often results in weight gain and may also cause hypoglycemia.

11 TYPE 1 Diabetes TYPE 2 Diabetes ▪ T 1 DM is autoimmune: The body destroys its own insulin - producing (beta) cells, leaving patients completely dependent on external insulin sources ▪ 10 % of diabetics have T 1 DM: Up to 37 million people worldwide have T 1 DM ▪ Projected Market: $ 13 billion by 2023 ▪ T 2 DM is metabolic: The body becomes insulin resistant. Injections may be used to make up for the pancreas ’ s inability to create sufficient insulin to keep blood sugar at normal levels ▪ 371 million people worldwide need treatment ▪ Projected Market: $ 59 billion by 2025 ORMD - 0801 for Type 1 & Type 2 Diabetes Diabetes inhibits the production of sufficient insulin and causes elevated levels of glucose in the blood

12 ▪ Long - acting insulin (basal) helps maintain stable insulin levels during fasting periods ▪ Rapid - acting insulin (bolus) prior to each meal to stabilize blood sugar ▪ Administration is via injection or pump ▪ Easier use and reduced systemic exposure ▪ Potentially reducing multiple daily injections ▪ Tighter regulation and control of blood sugar levels by directly targeting liver glucose ( TiR ), due to portal administration ORMD - 0801 for Type 1 Diabetes (T 1 DM) Potentially eliminating the need for insulin before each meal T 1 DM patients are treated with various types of insulin replacement therapy Oramed oral insulin

13 Decreased x use of rapid - acting insulin x levels of post - meal glucose x levels of daytime glucose Phase 2 a T 1 DM Study Consistent and Accumulative Effect of ORMD - 0801 for Treating Type 1 Diabetes Blood glucose levels lower day and night compared to control group Evaluate change in exogenous insulin requirements in T 1 DM patients Primary Endpoint: 25 T 1 DM patients 7 days of treatment 3 times a day (at mealtime) Reduction in FBG -18 -13 -8 -3 2 -70.00 -50.00 -30.00 -10.00 10.00 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Delta Basal Insulin Delta Bolus Insulin Delta FPG FPG (mg/dl) Delta Placebo vs ORMD Basal or Bolus Insulin (units) Delta Placebo vs ORMD Oral Insulin Reduces Exogenous Insulin Requirements Safe and Well Tolerated

14 Completed: 180 Patient Phase 2 Study for Type 2 Diabetes 33 US sites 28 day treatment 1 Dose (nightly) 180 patients

15 FDA Phase 2 Study Achieved Every Primary Endpoint with No Drug Related Serious Adverse Events Nighttime CGM Glucose Median mg/dl change Nighttime CGM Glucose Mean mg/dl change Nighttime CGM Glucose Mean % change * Indicates Statistically Significant Difference versus Placebo (p - Value<0.05) Last 2 days Last 2 days Last 2 days Placebo 8.48 ORMD - 0801 2.01 * Placebo 13.70 Placebo 12.38 ORMD - 0801 1.66* ORMD - 0801 - 0.35 * Change from run - in – 80 % trim

16 Daytime 6 AM to 10 PM Fasting 5 AM to 7 AM 24 Hours FDA Phase 2 Study Exploratory Endpoints: CGM Parameters Placebo P - value=<0.0001* 13.26 ORMD - 0801 P - value=< 0.0001 * - 0.32 * Placebo P - value=< 0.0001 * 15.95 Placebo P - value= 0.0010 * 11.88 ORMD - 0801 P - value=< 0.0001 * - 0.41 * ORMD - 0801 P - value= 0.0010 * 0.88 * Mean Change from Run - in Period Glucose (mg/dl) * Indicates p - Value< 0.05

17 Completed: 298 Patient Phase 2 b Trial 34 US sites* 90 Day treatment 7 Doses 298 Patients* 36 Sites: 2 sites ( 49 subjects) were excluded due to significant treatment by center interaction • 347 subjects received primary treatment and had baseline A 1 c (included in ITT) • 298 subjects included in primary analysis • 266 included in final analysis (Week 12 A 1 C results) *

18 Endpoints 01 02 Primary Endpoint ▪ Mean change in HbA 1 c from baseline to Week 12 Secondary Endpoints ▪ Safety (AEs, hypoglycemic) ▪ Fasting Plasma Glucose (FPG) + CGM ▪ Weight Dose Finding ▪ 96 mg/day ( 32 mg X 3 /day) ▪ 32 mg/day ( 32 mg X 1 /day) ▪ 32 mg/day ( 16 mg X 2 /day) ▪ 64 mg/day ( 32 mg X 2 /day) ▪ 16 mg/day ( 8 mg x 2 /day) ▪ 16 mg/day ( 16 mg X 1 /day) ▪ 8 mg/day ( 8 mg X 1 /day)

19 Phase 2b: Primary Endpoint Successfully Met - 0.81 - 0.82 0.25 - 0.36 - 0.54 - 0.53 - 0.45 -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0.4 8mg 8mgx2 16mg 16mgx2 32mg 32mgx2 32mgx3 HbA1c (%) Placebo Adjusted Change from Baseline 8 mg - 1 /day - 0.95 ( - 0.81 placebo adjusted) 60 - 70 % of the randomized patients were on 2 or more glucose lowering drugs All Patients were on Metformin Glucose lowering agents taken in addition to Metformin included: Glibenclamide , Glipizide, Empagliflozin, Pioglitazone, Glimepiride, Dapagliflozin, Sitagliptin, Glibomet , Ertugliflozin

20 Phase 2 b: 8 mg 1 /day – HbA 1 c Change from Baseline at Week 12 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Placebo 8mg 8mg (Baseline >9%) 8 mg ( 1 xday) • 0.95 ( 0.81 placebo adjusted) reduction • p - value : 0.0276 • [ 1.29 A 1 C reduction (Observed Means)] • 1.26 placebo adjusted reduction (Baseline > 9%)

21 FDA BLA Pathway: • Confirmatory Phase 3 Study • Submission to FDA x No increase in Adverse Events compared to Placebo x No increase in Hypoglycemic Events compared to Placebo x No weight gain compared to Placebo FDA Phase 2b Trial Results - Primary Endpoint Successfully Met Safe and well tolerated Significant HbA 1 c lowering with 1 X/daily treatment: Gain 12 - year marketing exclusivity upon FDA approval

Pivotal Phase 3 Factors considered by the FDA in a pivotal Phase 3 program 1. Efficacy : The study is powered, based on previous Phase 2 data, to include sufficient patients that will provide statistical significance for primary endpoint provided that the drug performs at least equally well in the Phase 3 study as it did in the Phase 2 study. 2. Safety : The study has sufficient patients, as determined by the FDA, to demonstrate that the drug is safe in diabetic patients. 3. Exposure : The study must show that the drug remains safe in patients exposed to the drug over a period of 6 and 12 months 4. Geographic variation : USA, Israel and EU countries 22

ORA - D - 013 - 1 A Double - Blinded, Placebo - Controlled, Double Dummy, Multi - Center Randomized, Phase 3 Study to Evaluate the Efficacy and Safety of ORMD - 0801 in Subjects with Type 2 Diabetes Mellitus with Inadequate Glycemic Control on Two or Three Oral Glucose - Lowering Agents ORA - D - 013 - 2 A Double - Blinded, Placebo - Controlled, Multi - Center Randomized, Phase 3 Study to Evaluate the Efficacy and Safety of ORMD - 0801 in Subjects with Type 2 Diabetes Mellitus with Inadequate Glycemic Control on Diet Control Alone or on Diet Control and Metformin Monotherapy 23 Pivotal Phase 3 : Two Protocols

Pivotal Phase 3 : Dosing (Selected from P 2 b study data) ▪ ORA - D - 013 - 01 - Double Blind, Double Dummy - 1:1:1 randomization ▪ 8 mg once - daily at night and placebo 45 mins before breakfast ▪ 8 mg twice - daily at night and 45 mins before breakfast ▪ Placebo twice - daily at night and 45 mins before breakfast ▪ ORA - D - 013 - 02 - Double Blind - 1:1 randomization ▪ 8 mg at night ▪ Placebo at night 24

25 Pivotal Phase 3 : Sample Size ORA - D - 013 - 2 ORA - D - 013 - 1 450 adult male and female subjects 675 adult male and female subjects Sample size US, Eastern and Western European and Israel - based US - based Territory 28 US sites, 25 ex - US sites 75 US sites Number of Sites

26 ORA - D - 013 - 1 : Primary and Secondary Objectives Primary Objective ▪ To compare the efficacy of ORMD - 0801 to placebo in improving glycemic control as assessed by A1c in inadequately controlled T2DM subjects on two or three oral glucose - lowering agents. Secondary Objective ▪ To assess the safety of repeat administration of ORMD - 0801 in inadequately controlled T 2 DM subjects on two or three oral glucose - lowering agents.

27 ORA - D - 013 - 2 : Primary and Secondary Objectives Primary Objectives ▪ Active vs Placebo: - To evaluate the efficacy of ORMD - 0801 compared to placebo in improving glycemic control as assessed by A 1 c in inadequately controlled T 2 DM subjects on diet control alone or on diet control and metformin monotherapy over a 26 - week treatment period. Secondary Objectives ▪ Active vs Placebo: - To evaluate the efficacy of ORMD - 0801 compared to placebo in maintaining glycemic control over a 52 - week treatment period.

28 Pivotal Phase 3 : Key Inclusion Criteria ORA - D - 013 - 1 ▪ HbA 1 c ≥ 7.5 % but ≤ 11.0 % at Screening. ▪ On a stable dose two or three of the following oral glucose - lowering agents for a 3 - month period prior to Screening: - Metformin - DPP - 4 inhibitor - SGLT - 2 inhibitor - Thiazolidinedione - Sulfonylurea ORA - D - 013 - 2 ▪ HbA1c ≥ 7.5% but ≤ 11.0% at Screening. ▪ Subjects should be on: - Diet and exercise alone for a period of at least 3 months prior to Screening; OR - Diet and exercise with a stable dose of metformin only (≥ 1500 mg or MTD) for a period of at least 3 months prior to Screening.

29 Prep BLA & File Pivotal Phase 3 : Anticipated Clinical Development Timelines 2018 2020 2021 2022 Phase 2b 3 - month A1C study T2D Phase 3 study T 2 D Phase 3 study EOP 2 prepare P 3 program Potential approval by 2024 CSR CSR 2023 2019 2024 CSR

30 China License Deal: 500 M patient potential * Journal of the American Medical Association ▪ License: Exclusive right to ORMD - 0801 in Greater China ▪ Licensee: Hefei Tianhui ("HTIT") Owns with Sinopharm a state - of - the - art GMP API insulin manufacturing facility - HTIT clinical trials of ORMD - 0801 underway ▪ $ 50 M Payments + Royalties: - $ 12 M in restricted stock (at premium) - $ 38 M milestone payments ▪ $ 33 M received to date ▪ $ 17 M expected over the next 2 - 3 years - Up to 10 % royalties on net sales diabetic ( 10.9 % of adult population) prediabetic ( 35.7% of adult population) Chinese diabetes market* 114 M ~ 388 M

31 Seagrove Partners completed focus groups with 94 total participants including HCPs, Patients & Payers in July 2020 . Project Background Key Findings Patient Segmentation Possible Positioning and SWOT Ancillary “ Base ” Package Ancillary “ Upside ” Package Commercial Positioning

NASH Study Leveraging Oral Insulin for Nonalcoholic Fatty Liver Disease 32 Nonalcoholic Steatohepatitis (NASH) ▪ Chronic liver disease caused by excessive fat in liver (MoA not fully known) ▪ Leads to fibrosis, cirrhosis and liver failure (death) ▪ 25 % of adults in the U.S. have NAFLD ▪ 5 % of adults in the U.S. have NASH ▪ 37 % among patients with T 2 DM Status ▪ Data from initial 8 patients presented at ADA 2020 : - Safety: ▪ 12 - week, once - daily treatment had no SAEs - Efficacy: ▪ 30% relative reduction measured by MRI - PDFF ▪ 6.9 “ 6.8% mean reduction in liver fat content (p value: 0.035) ▪ Initiation of 10 additional patients in EU (ongoing) ▪ Initiation of Double - Blind Placebo - Controlled Study (n=30) in US and Israel (Q4;2020)

ORMD - 0901: Oral GLP - 1 Analog

34 ▪ T 2 DM medication ▪ Mimics the natural hormone in the body ▪ Compelling safety profile ▪ Decreases blood glucose levels ▪ Effectively reduces HbA 1 c ▪ Preserves beta cell function ▪ Promotes weight loss ▪ IND ▪ Bioavailability study GLP - 1 Analog: ORMD - 0901 for Oral GLP - 1 (TD 2 M) GLP - 1 Analog ORMD - 0901 Clinical Status

35 Oral GLP - 1 - ORMD - 0901 Preserved the biological activity of orally delivered exenatide. ORMD - 0901 successfully curbed blood sugar excursions following glucose challenge ORMD - 0901 formulations Preclinical: Oral exenatide delivery amounted to a > 50 % reduction in mean glucose (similar to SC) 0 20 40 60 80 100 120 S.C. AG 4 AG 3 - + + + + Exenatide Glucose * * * Area (mg/dl)/minutes * 10 2 Human ( 4 healthy volunteers) 150 mg exenatide 0 50 100 150 -50 0 50 100 150 Insulin (mU/mL) n= 4 ORMD - 0901 Placebo

36 – Novel Oral Covid - 19 Company ▪ JV: - 63 % Oravax ’ s common stock - R ight to appoint the majority of BoD ▪ License: - Royalties: 7.5 % of net sales - Sublicensing: 15% - S ales milestone : $ 25 M - $ 100 M ▪ Universal COVID vaccine ▪ Triple antigen vaccine expected to be effective against COVID variants ▪ Manufacturing advantages ▪ Ease of scale up ▪ Straight - forward tech transfer ▪ Manufacturing and COGs optimization ▪ Consistent process ▪ Safe, non - toxic, and efficacious in preclinical and GLP Tox studies in animals: ▪ No temperature rise, or body weight loss/gain, no adverse events noted in any animal ▪ Significant antibody response, as well as cellular immune response ▪ Showed desired immunological parameters and efficacy ▪ Long term retention of the antibody response in animals, post 150 days ▪ Oral format ▪ No needles ▪ Easy to administer at home (no need for professional administration) ▪ No need for low temperature storage (freezer) ▪ Potential for further reduction in side effects (greater safety)

37 Anticipated Development Milestones • Bioavailability Study (T 2 DM) Initiation & Completion • T 2 DM: Phase 3 trials • NASH: Phase 2 completion • Phase I ex - USA Initiation 0801 0901 Leptin 2021

38 Funneling Huge Injectable Drug Markets to Novel Oral Formulations Vaccines 2011: $2.9 b GLP - 1 2017: $6 b Insulin 2014 : $ 24 b NASH 2016: $138 m

39 Management Team Nadav Kidron, Esq, MBA - CEO & Director Many years of business experience as well as corporate law and technology Miriam Kidron, PhD - CSO & Director Senior Researcher at the Diabetes Unit of Hadassah Medical Center for more than 25 years Josh Hexter - Chief Operating & Business Officer More than 18 years of prominent leadership roles in biotech and pharma Avi Gabay, CPA - CFO Extensive experience in corporate financial management Roy Eldor, MD - Chief Medical Advisor Head of the Diabetes Unit at Tel - Aviv Sourasky Medical Center

40 Board of Directors Kevin Rakin - Chairman Co - Founder and Partner at HighCape Partners; former President of Regenerative Medicine at Shire plc Leonard Sank Entrepreneur and business leader; Director of Macsteel Service Centres SA (Pty) Ltd Aviad Friedman Director of public and private companies including Maayan Ventures, Capital Point and Rosetta Green Ltd. Arie Mayer Managing Director and Chairman of the Board of Merck Life Science Israel (formerly Sigma - Aldrich Israel Ltd.) Xiaoming Gao Chairman of HTIT, China Nadav Kidron CEO, Oramed Miriam Kidron CSO, Oramed

41 Scientific Advisory Board Roy Eldor, MD, PhD Director, Diabetes Unit, Institute of Endocrinology, Metabolism & Hypertension, Tel - Aviv Medical Center Ele Ferrannini, MD, PhD Professor, Internal Medicine, University of Pisa School of Medicine. Past President of the EASD Alexander Fleming, MD Recognized authority in the metabolic and endocrine fields with extensive FDA experience. Avram Herskho , MD, PhD; Nobel Laureate Distinguished professor in the biochemistry unit in the B. Rappaport Facility of Medicine, Technion, Haifa, Israel Harold Jacob, MD Chief Medical Officer, NanoVibronix . Previously, Director, Medical Affairs at Given Imaging. Julio Rosenstock, MD Director, Dallas Diabetes Research Center, Professor, University of Texas Southwestern Medical Center; Associate Editor, Diabetes Care . Jay Skyler, MD, MCAP Professor or Medicine, Division of Endocrinology, Diabetes & Metabolism, Department of Medicine, University of Miami.

42 Oramed (NASDAQ/TASE: ORMP) Addressing the Multibillion - Dollar Injectable Drug Markets with Oral Formulations ▪ Proprietary oral protein delivery platform ▪ Primary Indication: Insulin - initially targeting the lucrative insulin market; additional markets in the pipeline ▪ Strong financial position with over $56M in cash and investments, no debt, 28.3M shares outstanding (33.9M fully diluted) 1 ▪ Strong management team backed by world - class scientific experts ▪ Multiple near - term value - creation catalysts for this year ▪ Robust IP Portfolio - Methods and compositions for oral administration of proteins - Methods and compositions for oral administration of exenatide - Methods and compositions (insulin + exenatide) - Improved protease inhibitors 1 As of February 28 , 2021

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